EXHIBIT 99.3

PRESSRELEASE www.helixesg.com

Helix Energy Solutions Group, Inc. ●	3505 W. Sam Houston Parkway N., Suite 400	●	Houston, TX 77043	●	281-618-0400	●	fax: 281-618-0505

For Immediate Release							23-002

Date: February 20, 2023	Contact:	Erik Staffeldt
Executive Vice President & CFO

Helix Announces $200 Million Share Repurchase Program

HOUSTON, TX – Helix Energy Solutions Group, Inc. (“Helix”) (NYSE: HLX) announced today that its Board of Directors has authorized a repurchase program for up to $200 million of Helix’s issued and outstanding shares.

Owen Kratz, President and Chief Executive Officer of Helix, stated, “We view this program as a prudent use of our capital and an excellent opportunity to deploy cash to shareholders.  We expect to generally align execution of the program with our cash flow generation.  With a strong balance sheet, ample liquidity, a robust offshore services market recovery, and our current expectation that we will generate strong cash flows, the share repurchase program should allow us to increase shareholder value while maintaining adequate cash and liquidity to fund our operations and investment opportunities.”

Repurchases under the new program may be made in open market purchases in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), privately negotiated transactions, or plans, instructions or contracts established under Rule 10b5-1 of the Exchange Act.  The manner, timing and amount of any purchase will be determined by management based on an evaluation of market conditions, stock prices, liquidity and other factors.  The program does not obligate Helix to acquire any particular amount of common stock and may be modified or superseded at any time.

About Helix

Helix Energy Solutions Group, Inc., headquartered in Houston, Texas, is an international offshore energy services company that provides specialty services to the offshore energy industry, with a focus on well intervention, robotics and full-field decommissioning operations.  Our services are centered on a three-legged business model well positioned to facilitate global energy transition by maximizing production of remaining oil and gas reserves, supporting renewable energy developments and decommissioning end-of-life oil and gas fields.  For more information about Helix, please visit our website at www.helixesg.com.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our share repurchase authorization or program; the COVID-19 pandemic and oil price volatility and their respective effects and results; our protocols and plans; our current work continuing; the spot market; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition; our spending and cost reduction plans and our ability to manage changes; our strategy; visibility and future utilization; energy transition or energy security; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our plans, strategies and objectives for future operations; our ability to enter into, renew and/or perform commercial contracts; developments; our environmental, social and governance (“ESG”) initiatives; future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov.  We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law.